                                                                   EXHIBIT 10.41


                            STOCK PURCHASE AGREEMENT

                                 RIBOGENE, INC.

                                  JULY 6, 1998

                                TABLE OF CONTENTS

                                                                                                                 PAGE
1.       PURCHASE AND SALE........................................................................................1

         1.1      Sale of Shares..................................................................................1

         1.2      Closing Date....................................................................................1

         1.3      Delivery........................................................................................1

         1.4      Standstill Covenant.............................................................................1

2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................................................2

         2.1      Organization and Standing; Certificate and Bylaws...............................................2

         2.2      Authorization...................................................................................2

         2.3      Validity of Shares..............................................................................2

         2.4      Offering........................................................................................2

         2.5      No Conflict; No Violation.......................................................................2

         2.6      Consents and Approvals..........................................................................3

3.       REPRESENTATIONS AND WARRANTIES OF ROBERTS................................................................3

         3.1      Legal Power.....................................................................................3

         3.2      Due Execution...................................................................................3

         3.3      Investment Representations......................................................................3

4.       LIMITATIONS ON TRANSFER..................................................................................4

5.       REGISTRATION OF SHARES...................................................................................5

         5.1      Registration....................................................................................5

         5.2      Delay of Registration; Furnishing Information...................................................5

6.       CONDITIONS TO CLOSING....................................................................................5

         6.1      Conditions to Obligations of Roberts............................................................5

                  (a)      Representations and Warranties True; Performance of Obligations........................5

                  (b)      Qualifications, Legal Investment.......................................................6

                  (c)      Registration Rights Agreement..........................................................6

         6.2      Conditions to Obligations of the Company........................................................6

                  (a)      Representations and Warranties True....................................................6

                  (b)      Performance of Obligations.............................................................6

                  (c)      Qualifications, Legal Investment.......................................................6

7.       MISCELLANEOUS............................................................................................6



                                       i.

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                                PAGE
         7.1      Governing Law...................................................................................6

         7.2      Successors and Assigns..........................................................................7

         7.3      Entire Agreement................................................................................7

         7.4      Severability....................................................................................7

         7.5      Amendment and Waiver............................................................................7

         7.6      Delays or Omissions.............................................................................7

         7.7      Notices.........................................................................................8

         7.8      Titles and Subtitles............................................................................8

         7.9      Counterparts....................................................................................8



EXHIBITS

Exhibit A -- Schedule of Exceptions
Exhibit B -- Permitted Pledgee
Exhibit C -- Registration Rights Agreement



                                      ii.

                            STOCK PURCHASE AGREEMENT

          THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of July 6, 1998 (the "Effective Date"), by and between RIBOGENE, INC., a Delaware corporation (the "Company"), and ROBERTS PHARMACEUTICAL CORPORATION, a New Jersey corporation ("Roberts").

          1. PURCHASE AND SALE.

               Subject to the terms and conditions hereof, and in reliance upon the representations, warranties and agreements contained herein, the Company hereby agrees to issue and sell to Roberts, and Roberts hereby agrees to purchase from the Company, the aggregate number of shares of the Company's Series A Convertible Non-voting Preferred Stock (the "Series A Preferred") determined in accordance with Subsection 1.1 hereof.

               1.1 SALE OF SHARES. The Company shall issue and sell to Roberts, and Roberts shall purchase for cash from the Company one million four hundred twenty-eight thousand five hundred seventy-two (1,428,572) shares of the Company's Series A Preferred (the "Shares") for an aggregate purchase price of ten million four dollars ($10,000,004). Shares of the Company's Common Stock issuable upon conversion of the Shares shall hereinafter be referred to as the "Conversion Shares."

               1.2 CLOSING DATE. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place at 10:00 a.m., local time, on July 16, 1998, at the offices of Cooley Godward LLP, Five Palo Alto Square, 3000 El Camino Real, Palo Alto, California 94306, or at such other time or place as the Company and Roberts may mutually agree (such date is hereinafter referred to as the "Closing Date").

               1.3 DELIVERY. At the Closing, the Company will deliver to Roberts a certificate registered in the name of Roberts, representing the Shares to be purchased by Roberts from the Company, dated the Closing Date, against payment of the Purchase Price by wire transfer, a check made payable to the order of the Company, or any combination thereof.

               1.4 STANDSTILL COVENANT. Other than the Shares which it will purchase pursuant to Section 1.1 of this Agreement, Roberts hereby covenants and agrees that neither Roberts nor any of its affiliates (including parents, subsidiaries or other related entities) will, without the prior written consent of the Company (i) purchase or otherwise acquire, directly or indirectly, any equity securities or assets of the Company (or rights or options to purchase such securities), or (ii) make any tender or exchange offer, merger, business combination, recapitalization or other extraordinary transaction involving the Company, or (iii) enter into any agreement with any other person with respect to the foregoing, or assist any other person to do any of the foregoing. This provision shall terminate and be of no further force or effect five (5) years from the Effective Date or such earlier date as shall be agreed to by the Company.



                                       1.

          2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

               Except as otherwise set forth on the Schedule of Exceptions attached hereto as Exhibit A, which shall contain Section numbers specifically corresponding to the Section numbers in this Agreement, the Company hereby represents and warrants to Roberts as follows:

               2.1 ORGANIZATION AND STANDING; CERTIFICATE AND BYLAWS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified as a foreign corporation to do business in each jurisdiction in the United States in which the ownership of its property or the conduct of its business requires such qualification, except where any statutory fines or penalties or any corporate disability imposed for the failure to qualify would not materially adversely affect the Company, its assets, financial condition or operations. True and correct copies of the Company's Amended and Restated Certificate of Incorporation and Bylaws currently in effect have been delivered to Roberts.

               2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all of the Company's obligations hereunder, and for the authorization, issuance, sale and delivery of the Shares has been taken or will be taken prior to Closing. This Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, and subject to general equity principles.

               2.3 VALIDITY OF SHARES. The sale of the Shares is not subject to any preemptive rights or rights of first refusal that have not been waived and, when issued, sold and delivered in compliance with the provisions of this Agreement, the Shares will be validly issued, fully paid and non-assessable, and will be free of any liens or encumbrances created by the Company; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

               2.4 OFFERING. Assuming the accuracy of the representations and warranties of Roberts contained in Section 3 hereof, the offer, issue, and sale of Shares are exempt from the registration and prospectus delivery requirements of the Securities Act, and the Shares have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

               2.5 NO CONFLICT; NO VIOLATION. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby will not (a) conflict with any provisions of the Amended and Restated Certificate of Incorporation or Bylaws of the Company; (b) result in any material violation or default of, or permit the acceleration of any obligation under (in each case, upon the giving of notice, the passage of time, or both), any material mortgage, indenture, lease, agreement or other instrument, permit, franchise, license,



                                       2.

judgment, order, decree, law, ordinance, rule or regulation applicable to the Company or its properties.

               2.6 CONSENTS AND APPROVALS. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby have been obtained, or will be effective at the Closing, except for notices required or permitted to be filed with certain state and federal securities commissions after the Closing, which notices will be filed on a timely basis.

          3. REPRESENTATIONS AND WARRANTIES OF ROBERTS.

               Roberts hereby represents and warrants to the Company as follows:

               3.1 LEGAL POWER. It has the requisite legal power to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

               3.2 DUE EXECUTION. This Agreement has been duly authorized, executed and delivered by it, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of it.

               3.3 INVESTMENT REPRESENTATIONS.

                    (a) Roberts is acquiring the Shares and Conversion Shares for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

                    (b) Roberts understands (i) that neither the Shares nor the Conversion Shares have been registered under the Securities Act, by reason of a specific exemption therefrom, that they must be held by it indefinitely, and that it must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (ii) each certificate representing the Shares and Conversion Shares will be endorsed with the following legend:

                  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS
         (A) PURSUANT TO SEC RULE 144 OR (B) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR (C) RIBOGENE, INC. RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO RIBOGENE, INC., STATING THAT SUCH SALE, OFFER FOR SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS



                                       3.

         EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT."

and (iii) the Company will instruct any transfer agent not to register the transfer of any of the Shares or Conversion Shares unless the conditions specified in the foregoing legend are satisfied. Roberts shall have the right to demand removal of the foregoing legend with respect to any or all of the Shares and Conversion Shares if, in the opinion of counsel to the Company, removal of such legend is permitted by the rules and regulations of the SEC.

                    (c) It has been furnished with such materials and has been given access to such information relating to the Company as it or its qualified representative has requested and it has been afforded the opportunity to ask questions regarding the Company and the Shares, all as it has found necessary to make an informed investment decision.

                    (d) It is an "accredited investor" within the meaning of Regulation D under the 1933 Act.

                    (e) It was not formed for the specific purpose of acquiring the Shares or Conversion Shares offered hereunder.

          4. LIMITATIONS ON TRANSFER.

                    (a) Roberts hereby covenants and agrees that it will not, without the prior written consent of the Company, contract to sell, sell or otherwise transfer, loan, pledge or grant any rights, except a bona fide pledge to the company listed in Exhibit B, with respect to any Shares or any Conversion Shares acquired pursuant to this Agreement (or purchase or sell any derivative security that has a similar effect or enter into any contract that has a similar effect) during a period of twelve (12) months from the Effective Date; provided, however, that Roberts shall be permitted to tender and transfer any such shares
(a) to a subsidiary of Roberts controlled by Roberts, on the condition that any such subsidiary shall agree in writing to be bound by the terms of this Agreement, (b) to a tender offeror in connection with a tender offer by any person or entity to acquire thirty-three percent (33%) or more of the Company's outstanding voting equity securities.

                    (b) Except as provided in Paragraph 4.4(a) above, Roberts shall not transfer any Shares or Conversion Shares purchased pursuant to this Agreement, whether or not for consideration, to a third party, without complying with the provisions of this Paragraph 4.4(b). The right of first refusal herein shall not be assignable by the Company except to any legal entity which directly or indirectly, within the meaning of the Securities Act, is controlled by or controls the Company.

                         (i) In the event Roberts desires to transfer any Shares
or Conversion Shares then held by it, Roberts shall give written notice to the Secretary of the Company of such intent to transfer (the "Transfer Notice"). The Transfer Notice must name the proposed transferee (if a private transaction), the number of such shares involved in the proposed transfer, the proposed purchase price per share (if a private transaction), and any other terms and conditions of the proposed transfer. Within five (5) business days after delivery of the Transfer Notice, the Company shall have the right to elect to purchase all or a part representing at least



                                       4.

thirty-three percent (33%) of the Shares or Conversion Shares proposed to be transferred (the "Option Shares") on substantially the same terms and conditions specified in the Transfer Notice, by delivery to Roberts of a written notice stating the number of Option Shares the Company elects to purchase.

                         (ii) In the event that the Company fails to exercise
the right of first refusal as to all Option Shares within the period specified above, Roberts shall have one hundred twenty (120) days thereafter to sell the Option Shares at a price and upon terms no more favorable to the purchase thereof than specified in the Transfer Notice. In the event that Roberts has not sold such shares within such one hundred twenty (120) day period, Roberts shall not thereafter sell any of such shares without first offering such shares to the Company in the manner provided above.

                         (iii) In the event of a consolidation or merger of
Roberts with or into any other corporation or other entity or person or any other corporate reorganization, in which the stockholders of Roberts immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of Roberts' voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions in which in excess of fifty percent (50%) of Roberts' voting power is transferred, the Company shall have the right to purchase all or a part representing at least thirty-three percent (33%) of the shares of the Company then held by Roberts, by delivery to Roberts of a written notice stating the number of shares the Company elects to purchase.

          5. REGISTRATION OF SHARES.

               5.1 REGISTRATION. The registration rights concerning the Shares purchased by Roberts shall be governed by the registration rights agreement set forth in Exhibit C.

               5.2 DELAY OF REGISTRATION; FURNISHING INFORMATION.

                    (a) Roberts shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such Registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 5.

                    (b) It shall be a condition precedent to the obligations of Company to take any action pursuant to this Section 5 that Roberts shall furnish to Company such information regarding themselves, the Shares and Conversion Shares held by them and the intended method of disposition of such shares as shall be required to effect the registration of the Conversion Shares.

          6. CONDITIONS TO CLOSING.

               6.1 CONDITIONS TO OBLIGATIONS OF ROBERTS. Roberts's obligation to purchase the Shares at the Closing is subject to the fulfillment, at or prior to the Closing, of all of the following conditions:

                    (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 2 hereof shall



                                       5.

be true and correct in all material respects on the Effective Date, and the Company shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing.

                    (b) QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any other state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Roberts and the Company are subject.

                    (c) REGISTRATION RIGHTS AGREEMENT. The execution of a Registration Rights Agreement by RiboGene in the form attached hereto as Exhibit C.

               6.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at the Closing is subject to the fulfillment to the Company's satisfaction, on or prior to the Closing, of the following conditions:

                    (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Roberts in Section 3 hereof shall be true and correct at the Effective Date.

                    (b) PERFORMANCE OF OBLIGATIONS. Roberts shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the Closing.

                    (c) QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Roberts and the Company are subject.

          7. MISCELLANEOUS.

               7.1 GOVERNING LAW. This Agreement will be governed by and interpreted in accordance with the laws of the State of California, applicable to contracts executed and performed wholly within the State of California. Any claim or controversy arising out of or related to this Agreement or any breach hereof shall be submitted to a court of applicable jurisdiction in the State of California, and each party hereby consents to the jurisdiction and venue of such court.



                                       6.

               7.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, neither party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other; provided however, that the Company may assign its rights and obligations under this Agreement to the surviving entity in the event of a merger or other reorganization in which the Company is not the surviving entity or to the purchaser of all or substantially all of the Company's assets. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

               7.3 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

               7.4 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               7.5 AMENDMENT AND WAIVER.

                    (a) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and Roberts. Any amendment or waiver effected in accordance with this Section shall be binding upon Roberts, each future holder of the Shares, and the Company.

                    (b) None of the conditions or provisions of this agreement shall be held to have been waived by any act or knowledge on the part of either party, except by an instrument in writing signed by a duly authorized officer or representative of the parties. Further, the waiver by either party of any right hereunder or the failure to enforce at any time any of the provisions of this Agreement, or any rights with respect thereto, shall not be deemed to be a waiver of any rights hereunder or any breach or failure of performance of the other party.

               7.6 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power, or remedy accruing to Roberts or any subsequent holder of any Shares upon any breach, default or noncompliance of the Company under this Agreement, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on Robert's part of any breach, default or noncompliance under this Agreement or any



                                       7.

waiver on Robert's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing, and that all remedies, either under this Agreement, by law, or otherwise afforded to Roberts, shall be cumulative and not alternative.

               7.7 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows with the notice deemed given as indicated: (i) by personal delivery when delivered personally; (ii) by overnight courier upon written verification of receipt; (iii) by telecopy or facsimile transmission upon acknowledgment of receipt of electronic transmission; (iv) by certified or registered mail, return receipt requested, upon verification of receipt. Notice shall be sent to the addresses set forth above or such other address as either party may specify in writing. If to the Company, to:

                                    RiboGene, Inc.
                                    26118 Research Road
                                    Hayward, CA  94545
                                    Attention:  President and Chief Executive
                                                Officer

                                    with a copy to:

                                    Cooley Godward LLP
                                    5 Palo Alto Square, 4th Floor
                                    3000 El Camino Real
                                    Palo Alto, CA 94306-2155
                                    Facsimile: (650) 857-0663
                                    Attention:  Robert J. Brigham, Esq.

                           (a)      if to Roberts, to:

                                    Roberts Pharmaceutical Corporation
                                    Meridian Center II
                                    4 Industrial Way West
                                    Eatontown, New Jersey 07724
                                    Fax: (732) 389 1014
                                    Attention: A. A. Rascio, VP and General
                                               Counsel

          Notwithstanding the foregoing, all notices and other communications to an address outside of the United States shall be sent by telecopy and confirmed in writing to be sent by first class mail.

               7.8 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

               7.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.



                                       8.

          The foregoing Agreement is hereby executed as of the date first above written.


RIBOGENE, INC.                              ROBERTS PHARMACEUTICAL CORPORATION



By:_______________________________          By:_________________________________

Printed Name:_____________________          Printed Name:_______________________

Title:____________________________          Title:______________________________



                   Signature Page of Stock Purchase Agreement



                                       9.

                                    EXHIBIT A

                             SCHEDULE OF EXCEPTIONS


                                      None.

                                    EXHIBIT B

                                PERMITTED PLEDGEE



                                       2.

                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT



                                       3.